Exhibit 99.2

     Restore Vision & Clarity  Ocuphire Corporate Presentation  November 15, 2021  Mina Sooch CEO  Exhibit 99.2

 2  Disclosures and Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Ocuphire Pharma, Inc.’s (“Ocuphire” or the “Company”) product candidates and future milestones, including the potential for Nyxol to be a “best in class” presbyopia drop. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) timing or ability for the company to achieve its targeted milestones; (ii) the success and timing of regulatory submissions and pre-clinical and clinical trials; (iii) regulatory requirements or developments; (iv) changes to clinical trial designs and regulatory pathways; (v) changes in capital resource requirements; (vi) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vii) legislative, regulatory, political and economic developments, and (viii) the effects of COVID-19 on clinical programs and business operations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future. The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation may not be reproduced or provided to any other person (other than your advisor) without our prior written consent. By accepting delivery of this presentation, you agree to the foregoing and agree to return this presentation and any documents related thereto and any copies thereof to us or to destroy the same if you do not make an investment in any securities. The information contain within this presentation shall not, except as hereinafter provided, without the prior written consent of the Company, be disclosed by you or your representatives in any manner whatsoever, in whole or in part, and shall not be used by you or your representatives other than for the purpose of evaluating the transaction described herein. By accepting delivery of this presentation you further acknowledge and agree aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, nonpublic information from the issuer of the securities or any affiliate thereof and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance on such information for so long as the information remains material and non- public. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.  November 6, 2020

Ocuphire Opportunity

A Late-Stage Clinical Ophthalmic Biotech (Nasdaq Symbol: OCUP)

Nyxol® APX3330

Late Clinical Stage Company Targeting Large, Unmet Ophthalmic Markets

- Nyxol eye drops target multiple chronic and acute front of the eye indications addressing large markets: Reversal of Mydriasis (RM), Presbyopia (P) & Dim Light / Night Vision Disturbances (NVD)
- APX3330 tablets target chronic back of the eye indications: Diabetic Retinopathy (DR) and Diabetic Macular Edema (DME), a leading cause of blindness in diabetic patients

Significant Clinical Data and Regulatory Precedents

- Nyxol and APX3330 achieved promising clinical data over multiple Phase 1, 2, and 3 trials
  - ✓ Nyxol with > 330 patients treated across 9 trials
  - ✓ APX3330 with > 340 patients treated across 11 trials
- FDA End of Phase 2 meeting guidance for Nyxol (all indications) in May 2020

Significant IP Portfolio and Small Molecule CMC Advantages

- US and global issued patents thru 2034 for both assets; new 2039 Nyxol patent issued for presbyopia
- Stable, small-molecule drugs
  - ✓ Nyxol = single-use, preservative-free eye drop
  - ✓ APX3330 = oral pill

Multiple Near-Term Data Catalysts with Capital Efficient Plan

- **Initiated 4 late-stage trials (2 Phase 3, 2 Phase 2) with readouts expected in 2021-2022**
  - ✓ **Reported positive P3 data in RM in 1Q21 with Nyxol NDA submission targeted late 2022**
  - ✓ **Reported positive P2 data in Presbyopia in 2Q21 with plans to advance to P3 in 2022**
- $22 million cash reported at the end of 3Q 2021 sufficient for operations through late 2022
- Analyst coverage by Cantor, Canaccord, Jones Trading, Alliance Global, Spartan, and Encode Ideas

3

Ocuphire PHARMA

Ocuphire Management Team

Decades of Biotech and Drug Development Experience



Mina Sooch, MBA
President & CEO and Founder

Harvard Business School · Gemphire Therapeutics · Apjohn Ventures · Monitor · ProNAi



Charlie Hoffmann, MBA
VP Corporate Development and Operations

Tuck School of Business at Dartmouth · Ocularis Pharma · Prudential · SynDevRx · Goldman Sachs



Ronil Patel, MS
Senior Director BD and Market Strategy

Florida Tech · Betaliq · Revitalid · PointGuard Partners LLC · Oculos Integrated Insight.



Amy Rabourn, CPA
VP, Finance

Michigan Ross · Gemphire Therapeutics · Pfizer · NeuroBo Pharmaceuticals · pwc



Daniela Oniciu, PhD
Global Head, R&D, Chemistry and Product Development

UF University of Florida · Gemphire Therapeutics · Esperion · Cerenis Therapeutics · Pfizer



Mitch Brigell, PhD
Head, Clinical Development and Strategy

Kansas State University · aerpio · Pfizer · Novartis



Chris Ernst
Global Head, QA and Manufacturing

Northern Kentucky University · aerpio · Akebia Therapeutics · Medpace



Barbara Withers, PhD
VP, Clinical and Regulatory Strategy

Wayne State University School of Medicine · aerpio · GE · UBC · Pfizer



Drey Coleman
VP, Clinical Operations

Oculos Integrated Insight. · Sirion Therapeutics · UCF

Ocuphire Pharma

4

Large Unmet Opportunities for the Aging Eye

Developing Drugs to Treat Front & Back of the Eye Diseases

Front | **Back**



Front

	US Market Opportunity
Reversal of Mydriasis ~100M pupil dilations per year in U.S.	$325M- $1B
Presbyopia U.S. Prevalence: ~120M	$9B - $18B
Night Vision Disturbances U.S. Prevalence: ~16M adults	$2B - $4B







$10+ to $20+B US Markets

Nyxol®

Back

APX3330

	US Market Opportunity
Diabetic Retinopathy U.S. Prevalence:~ 7M	$3B - $7B
Diabetic Macular Edema U.S. Prevalence: ~750K	$1B - $3B







$4 to $10B US Markets

5

Source: GlobalData Market Research Report, 2020; Company Estimates for Market Size

Ocuphire PHARMA

Ocuphire Pipeline & Upcoming Milestones

Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated over the Next Year

	Product Candidate	Indication	Development Stage				Anticipated Milestones
			Pre-clinical	Phase 1	Phase 2	Phase 3	
Ocuphire-Focused Development	0.75% Nyxol® Eye Drop	Reversal of Mydriasis (RM)				Positive Data Readout	Initiated Phase 3 MIRA-2 trial 4Q20; Topline data reported in 1Q21 (n=185) Initiate Phase 3 MIRA-3 trial 2H21; Data expected in early 2022 (n=330) Initiate Pediatric trial 2H21; Data expected in early 2022 (n=20)
	0.75% Nyxol® + Low-Dose 0.4% Pilocarpine Eye Drops	Presbyopia (P)			Positive Data Readout		Initiated Phase 2 VEGA-1 trial 1Q21; Topline data reported in 2Q21 (n=150) Initiate Phase 3 program in 1H22
	0.75% Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (NVD)				Recruiting	Initiated Phase 3 LYNX-1 trial 4Q20; Data expected in early 2022 (n=160)
	APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)			Recruiting		Initiated Phase 2 ZETA-1 trial Apr21; Data expected in 2H22 (n=100)
Partnering-Focused Development	APX2009 Intravitreal	DME, Wet Age-Related Macular Degeneration (wAMD)					Next steps: IND enabling studies (with partner funding)

Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)

6

Extensive Development on Both Drug Candidates

Well-Controlled Phase 1, 2, and 3 Clinical Programs with MIRA-2 Data Leading the NDA Path

Nyxol

9
Phase 1, Phase 2, and Phase 3 Trials

> 330
Subjects Dosed



Exposure in Humans
28
Days

Patents to
2034+

Studied in multiple ocular refractive indications

505(b)(2) Development Pathway

APX3330

11
Phase 1 & Phase 2 Trials

>340
Subjects Dosed



Exposure in Humans
365
Days

Patents to
2034+

Studied in inflammation/hepatitis & cancer patients

NCE Development Pathway

7

Ocuphire PHARMA

 8        Nyxol®  Phentolamine Mesylate  Presbyopia      RM  Reversal of Mydriasis      NVD Night Vision Disturbances      P

Nyxol History & MOA

Rationale for Differentiated Product Profile & 505(b)(2) Path

- Nyxol's active ingredient, phentolamine mesylate (PM), is currently approved for 2 indications
  - Pheochromocytoma (60+ years ago, Regitine®) – intravenous injection
  - Reversal of oral anesthesia (10+ years ago, OraVerse®) – intramuscular injection
- PM has been reformulated as a topical eye drop (Nyxol)
- Nyxol is a first-in-class non-selective α1 and α2 blocker product candidate
  - MOA of relaxing the iris dilator muscle (α1)
  - Redness is an on-target α1 effect on sclera vessels (transient, mild)

Phentolamine Mesylate

Reduces Pupil Size

α1: Iris Dilator Blockade



Dilates Blood Vessels (Vasodilation)

α1: Smooth Muscle Blockade



9

Ocuphire PHARMA

Nyxol Product Candidate Profile

Novel Alpha 1/2 Blocker Eye Drop for Refractive Indications (505(b)(2) Pathway)



Nyxol: 0.75% Phentolamine Ophthalmic Solution
Preservative Free, EDTA Free, and Stable

Efficacy Data

Improving Vision

↓ Pupil Size (moderate miotic)

↑ Contrast Sensitivity (night)

↑ Near Visual Acuity (light/dark)

↑ Distance Visual Acuity

Safety Data

No Systemic Effects
- No Changes in Blood Pressure
- No Changes in Heart Rate

Tolerated Topical Effects
- Mild / Transient / Reversible Eye Redness

IOP Unchanged or Decreased

↓ Intraocular Pressure (IOP) at Normal Baseline

Chronic daily dosing of Nyxol at bedtime demonstrated
no significant daytime redness and durability of effects for more than 24 hours

10

 11        Nyxol®  Phentolamine Mesylate      NVD    P Presbyopia      RM Reversal of Mydriasis  Night Vision Disturbances    0.4%    +

Reversal of Mydriasis (RM) – Acute Treatment

RM

Annual Exams and Specialty Visits Involve Dilation to Monitor Eye Health

The Problem

- At many annual eye exams and specialty visits, pupils are pharmacologically dilated, impairing vision for 6-24 hours
- Dilated eyes:
  - heightened sensitivity to light
  - inability to focus
  - reading, working, and driving are difficult
  - halos and glare

> *"I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying."*
>
> *RM Patient, Age 51*

No Current Commercially Available Treatments



~100M eye exams / year in US

12

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

RM

Reversal of Mydriasis (RM) – Acute Treatment

Single Use Indication Leveraging a Precedent Approval Pathway

Nyxol's Potential Differentiated Solution

- **Regulatory Precedent** with Rev-Eyes (an alpha 1 blocker), approved by the FDA in 1990 but shortly thereafter discontinued (not for safety or efficacy reasons)
- **Clinical Effect** to potentially reduce pupil size and counteract the effect of mydriatic drugs (alpha agonists and cholinergic blockers) used to dilate the pupil
- **Convenient and Stable** eye drop given at the office that may allow vision to return to normal sooner
- **Tolerable** with a minimal side effect profile (unlike cholinergic agonists such as pilocarpine)


Before
After

Seeking Treatment Findings	
Patients likely to request reversal of dilation[1]	80%
Eye care providers likely to use reversal drops[2]	70%

Source: 1.GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (4-7 on a scale of 1-7)
2.GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (6-10 on a scale of 0-10)

13

Ocuphire PHARMA

RM MIRA-2 Phase 3 Registration Design

Completed Randomized, Double-Masked, Placebo-Controlled, Parallel, One-Day Trial


MIRA-2
12 US sites
168 target healthy subjects
Eligibility Screening
1:1
Randomization
0.75% Nyxol
Mydriatic Agent A, B, or C
Nyxol drop(s)
(2 drops study eye, 1 drop fellow eye)
Mydriasis Time -1 Hour
Treatment Time 0 (Max Dilation)
Placebo
Mydriatic Agent A, B, or C
Placebo drop(s)
(2 drops study eye, 1 drop fellow eye)

Started and Completed Enrollment in 4Q20 – 185 Subjects

Topline Results Expected in 1Q21 → Reported in March 2021

Endpoints

Primary: % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min

Secondary:

- % of subjects returning to baseline at 30min, 1h, 2h, 3h, 4h, 6h, 24h (overall, by mydriatic agent, by iris color)
- Mean change in pupil diameter from mydriatic max at all timepoints (overall, by mydriatic agent, by iris color)
- Accommodation (Tropicamide/Paremyd)
- Safety and tolerability (redness)

Mydriatic Agents 3:1:1 – 2.5% phenylephrine (alpha 1 agonist), 1% tropicamide (cholinergic blocker), Paremyd® (combination)

14

Ocuphire PHARMA

 15  Primary Endpoint: % of Subjects Study Eye Returning to Baseline PD at 90 Min  Source: MIRA-2 Trial, mITT Population (same as Safety Population), *Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  Nyxol Met the Primary & Secondary Endpoints at 90 Min; Additionally at 60 Min & All Subsequent Timepoints                                2%  7%  11%  18%  30%  45%  3%1%  59%  0%  20%  40%  60%  80%  100%  0.5  Percent of Subjects (Study Eye) (%)  1 1.5 2 3 4 6Time Post-Treatment with Nyxol/Placebo (Hours)    Placebo n=91    Nyxol n=94  p<0.000190%  p<0.000149%  p<0.0001  p<0.000180%  p<0.000182%  p<0.000128%                                                                                        3  4  5  6  7  8  9  6  Mean Pupil Diameter (Study Eye) (mm)  -1 0 0.5 1 1.5 2 3 4Time Post-Treatment with Nyxol/Placebo (Hours)    Nyxol n=94    Placebo n=91    Max pupil dilation, Treatment  Mydriatic          p<0.0001  p<0.0001  p<0.0001  p<0.0001  Nyxol Reduced More Subjects to Baseline Pupil Diameter (PD)% of Subjects Returning to ≤ 0.2 mm of Baseline  Nyxol Reduced PD Faster Across All Mydriatic Agents*Mean Pupil Diameter        MIRA-2 Phase 3 Trial  *Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  p<0.0001p<0.0001      RM

 16                                                  3  4  5  6  7  8  9  6 24  Pupil Diameter of Study Eye (mm)  -1 0 0.5 1 1.5 2 3 4Time Post-Treatment with Nyxol/Placebo (Hours)  Tropicamide and Paremyd    Nyxol (n=38)    Placebo (n=36)                                                  3  4  5  6  7  8  9  3 4  6 24  Pupil Diameter of Study Eye (mm)  Time Post-Treatment with Nyxol/Placebo (Hours)  Phenylephrine    Nyxol n=56    Placebo n=55  Secondary Endpoint: Mean Pupil Diameter Over Time by Mydriatic AgentNyxol Reduced Pupil Diameter With All Mydriatic Agents; More Rapidly with Phenylephrine as Expected  Source: mITT Population, MIRA-2 Trial, Standard Error bars are shown.          Mydriatic      Max pupil dilation, Treatment          Max pupil dilation, Treatment  Mydriatic      MIRA-2 Phase 3 TrialNyxol More Rapidly Reduced PD in Subjects Across All 3 Mydriatic Agents  Mean Pupil Diameter      RM  p<0.0001  p<0.0001p<0.0001-1 0 0.5 1 1.5 2  p<0.0001  p<0.0001  p<0.0001  p<0.0001  p<0.0001  p<0.0001p<0.0001  p<0.0001  p<0.0001  p<0.0001  p<0.0001

 17                                                                0.5  1  1.5  2  3  4  6  Placebo n=46  7%  4%  11%  15%  22%  35%  41%  Nyxol n=49  2%  25%  43%  47%  71%  69%  88%  0%  20%  40%  60%  80%  100%  Percent of Subjects (Study Eye) (%)  Time Post-Treatment with Nyxol/Placebo (Hours)    Placebo n=46    Nyxol n=49  Secondary Endpoint: % of Subjects Returning to Baseline PD by Iris Color  Source: MIRA-2 Trial mITT Population,, Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  Evidence of Efficacy in Subjects with Either Light or Dark Irides, with a More Vigorous Response in Light Irides                                  0%  20%  40%  60%  80%  100%  P  0.5  1  1.5  2  3  4  6  Placebo n=45  0%  0%  2%  7%  13%  24%  49%  Nyxol n=45  0%  31%  56%  71%  89%  96%  93%  ercent of Subjects (Study Eye) (%)  Time Post-Treatment with Nyxol/Placebo (Hours)      Placebo n=45 Nyxol n=45  p<0.0001  p<0.0001  p<0.01   p<0.0001   p<0.0001  p<0.0001  p<0.0001  p<0.001  p<0.001p<0.001  p<0.01  p<0.0001  MIRA-2 Phase 3 TrialMore Subjects Returned to PD Baseline with Nyxol in Both Light and Dark IridesPercent of Subjects Returning to ≤ 0.2 mm of Baseline by Iris ColorLight Irides Dark Irides      RM

 18    Secondary Endpoint: Accommodation And Time Savings  Nyxol Demonstrates a Faster Return to Baseline Accommodation and Shorter Dilation Time by 4-5 Hours  Source: MIRA-2 CSR table #14.2.3.2.1. PP population is the per protocol population.  Percent of Subjects with Unchanged Accommodation from Baseline (Tropicamide or Paremyd)  Study Eye, PP population      MIRA-2 Phase 3 Trial      RM                  16%  38%  66%  11%  77%  0%  10%  20%  30%  40%  50%  60%  70%  80%  90%  100%  0 2 6  Percent of Subjects (%)  Time Post-Treatment with Nyxol/Placebo (Hours)Note: Worsening of accommodation was defined as an amplitude decrease of greater than 1 diopter      Placebo (n=32) Nyxol (n=35)  * p<0.05  60*%              1.8  2.8  3.6  3.4  1.4  2.9  2.3  6.3  5.1  7.2  7.5  4.8  6.1  5.8  2  3  4  5  6  7  8  Hours      0 1Placebo Nyxol    Overall  Mydriatic Agent  Irides Color  Study Eyen=185  Non-Study Eyen=185  Phenylephrinen=97  Tropicamiden=34  Dark Iridesn=81  Light Iridesn=84  Paremydn=34        Average Time to Return to ≤ 0.2 mm of Baseline PD  Δt= 3.5 hrs    t  Δ = 3.2 hrs    Δt= 3.4 hrs    t  Δ = 4.1 hrs    t  Δ = 3.6 hrs    Δt= 2.3 hrs    t  Δ = 4.5 hrs

Summary of Positive MIRA-2 Phase 3 Results for Nyxol Eye Drops

RM

Sustained Efficacy with a Favorable Safety Profile in Reversing Mydriasis with Nyxol

- **Met primary endpoint at 90 minutes with high statistical significance with 2 drops of Nyxol**
- **Met all key secondary endpoints with high statistical significance**
  - Efficacy for all 3 mydriatic agents – phenylephrine, tropicamide, and Paremyd®
  - Efficacy in both light and dark iris colors
  - Efficacy with only one Nyxol drop in non-study eye
- **Favorable safety profile**
  - No serious AEs, no drop-outs from AEs, no systemic AEs were observed in ≥ 5% of subjects
  - Mild, transient conjunctival hyperemia reported in the first hour and declined steadily thereafter. Baseline mean of 0.7, the mean hyperemia score increased by approximately 1.0 unit on CCLRU scale


None (0)
Mild (+1)
Moderate (+2)
Severe (+3)

Path to Registration

1. Complete a second RM Phase 3 trial with increased subjects ~330 to also meet 24-hour safety population exposure
2. Complete RM trial with 20 subjects ages 3 to 11 per pediatric plan
3. Complete registration batches with 1-year CMC stability and make commercial batches

Submit NDA by Late 2022

Proposed Indication

The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g. phenylephrine) or parasympatholytic (e.g. tropicamide) agents, or a combination thereof.

19

mITT Population, MIRA-2 Trial

Ocuphire PHARMA

Reversal of Mydriasis (RM) Market Opportunity

RM

With No Commercially Available Treatment, Nyxol May Provide Significant Revenue Potential

100M+

General and specialty eye exams per year[1]

> 65% Patients

Report moderate to severe negative impact of dilated exams[1]

$5 - $20

Price range surveyed for cash pay per patient with room for physician markup[1]

$325M - $1B+

Estimated US RM Market Opportunity

> $6B Eye Exam Market

Exams, the third-largest category, grew faster than both prescription lenses and frames



OptoMap: Retinal screening for those wanting to avoid dilations but not a replacement for full dilated eye exam ➔ $40-65 paid by patients

Physician's Use of Mydriatic Agents[1]


Paremyd 9%
Cyclopentolate 5%
Phenylephrine Alone 16%
Tropicamide Alone 52%
Tropicamide and Phenylephrine 18%

Use of phenylephrine, tropicamide, Paremyd®, or combinations of such comprise nearly 95% of dilating eye drops used by eyecare professionals.[1]

1. GlobalData market research report
2. Vision Care Market Grows 2.4 Percent in 12-Months Ending September 2019. Vision Monday, January 20, 2020.

Ocuphire PHARMA

20

 21        Nyxol®  Phentolamine Mesylate      NVD    P  Presbyopia      RM  Night Vision Disturbances  Reversal of Mydriasis    0.4%    +

 22  2021: The Time for Presbyopia DropsHeadlines From Academia and Industry Articles Thru the Year with an Early First Approval  Sources: Academic review articles, journals, and publications  “The correction of presbyopia remains ophthalmology’s ‘Holy Grail’…”-OIS  10/29/2021      P

Presbyopia – Chronic Opportunity

Aging Population Drives Demand for Alternatives to Reading Glasses & Very Large Market

The Problem

- Lens loses ability to change shape when viewing objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use
- Growing need for therapies that improve, rather than hinder, quality of life

"Effectively everyone over 40 will have the problems with reading."

Physician KOL

Seeking Treatment Findings	
Patients requesting alternative to reading glasses	40%
Patients would consider an eye drop alternative	69%

No Currently Approved Drug Therapies




120 M
Patients

~$9-$18B Market Opportunity

Market Assumptions:

Total patients - 120 million patients
Price per month - $50+
Patients considering eyedrops - ~50%
Refills (Months) - 3 to 6

23

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

Presbyopia – Chronic Opportunity

Pupil Modulation Eye Drops May Replace Reading Glasses

Nyxol's Potential Differentiated Solution

- **"Pin-hole"** effect of Nyxol and low dose pilocarpine may improve near vision by enhancing depth of field as validated by other devices/therapies
- **More durable** combination of two miotics affecting different muscles (iris dilator and sphincter) involved in pupil size modulation
- **Tolerable** use with minimal side effects expected with chronic evening use of Nyxol and daytime use of fractional concentration of pilocarpine

> *"This would just become part of my daily routine for my eyes to be able to see things up close. How convenient is that?"*
>
> *Presbyopic Patient, Age 49*


Near
Far
FOCUS
Large Pupil
In focus
FOCUS
Pin-hole Pupil
In focus

24
Retinaeyedoctor.com, GlobalData Market Research Report, 2020

Ocuphire PHARMA

Product Profile: Nyxol® + Low-Dose Pilocarpine (LDP) Combo

Moderate Action on Iris Dilator and Iris Sphincter Muscles for Near Vision Improvement

0.75% Nyxol



Iris Dilator Muscle ***Inhibition***

Evening drop

- Phentolamine (alpha1/2 antagonist) approved non-ocular injectable indications decade(s) ago 505(b)(2)
- Novel MOA on iris dilator with 24+ hour durability
- Moderate 1+mm pupil reduction
- No daytime redness w/ chronic evening dosing Nyxol
- Well-tolerated with no systemic effects
- Stable, preservative-free, single use vial



1.5 to 2.5 mm PD reduction moves toward the pin-hole (2 to 2.5 mm, up to 3 mm)



0.4%

Iris Sphincter Muscle ***Activation***

0.4% LDP

Daytime drop

- Pilocarpine (cholinergic agonist) approved decades ago
- Known MOA on sphincter muscle with potent miotic effects at approved doses (1%, 2%, 4%)
- Chronic daytime dosing of LDP
- Low concentration avoids known tolerability issues:
  - headache and browache
  - redness
  - accommodative spasm causing loss of distance vision especially at night

Source: 1) Nyxol® data from 8 completed trials; Pilocarpine Product label and Literature

25

Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Design

Randomized, Double-Masked, Placebo-Controlled, Multi-Center One-Week Trial



VEGA-1
17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Visit 1
Evening Dosing (3-4 doses)
Visit 2 (3 – 6 Days Later)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone
Screening

Eligibility Criteria

- Males or females ≥ 40 and ≤ 64 years of age
- BCDVA of 0.0 LogMAR(20/20 Snellen equivalent) or better in each eye under photopic conditions
- DCNVA of 0.4 LogMAR (20/50 Snellen equivalent) or worse in photopic conditions in each eye & binocularly

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects
Reported Topline Results End of 2Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

Clinical trial NCT#04675151. DCNVA = distance-corrected near visual acuity . BCDVA = best corrected distance visual acuity

26

Ocuphire PHARMA

Primary Endpoint: % of Subjects ≥ 15 Letter Gain in Photopic DCNVA at 1 Hour

Primary Endpoint Was Significantly Met for Nyxol + LDP Gaining ≥ 15 Letters Near Vision

VEGA-1 Phase 2 Trial



Primary Endpoint: Percent of Subjects with ≥ 15 Letters DCNVA Improvement from Baseline Binocular (PP Population)
Percent of Subjects (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
p=0.003
61%
28%
33% Placebo Adjusted Responders
1
Time (Hours)
Placebo (n=43)
Nyxol+LDP (n=43)



Secondary Endpoint: Percent of Subjects with ≥ 10 Letters DCNVA Improvement from Baseline Binocular (PP Population)
Percent of Subjects (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
p=0.006
79%
49%
30% Placebo Adjusted Responders
1
Time (Hours)
Placebo (n=43)
Nyxol+LDP (n=43)

Note: PP population differs from mITT by only one subject; results were essentially identical.

Source: VEGA-1 TLR Table 14.2.1.2 %of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point (PP Population).
15 letters is 3 lines and 10 letters is 2 lines.

27

 28  Efficacy Endpoints: % of Subjects ≥ 15 Letter DCNVA Gain Across TimepointsNyxol + LDP had Strong Response with ≥ 15 Letter Near Gain from 30 Minutes to 6 Hours  Source: VEGA-1 TLR Table 14.2.1.2 Percent of Subjects with Improvement From Baseline in Photopic DCNVA by Time Point (PP Population). 15 letters is 3 lines.                                                                              Percent of Subjects (%)                      VEGA-1 Phase 2 Trial    Percent of Subjects with ≥ 15 Letters Binocular Photopic DCNVA Improvement from Baseline70% p=<0.0001 Durable benefitp=<0.0001 p=0.003 63% over 6 hours61% 61%60%Nyxol alone effect(~12 hr data) p=0.02 p=0.0250% 47% 47%p=0.0640% p=0.09 37%33%30% 28%21% 21% 19%20% 16% 14% 16%10%0%0 0.5 1 2 3 4 6Primary EndpointRapid onset Time (Hours)of efficacy Placebo (n=43) Nyxol+LDP (n=43)          P

 29  2nd Endpoint: % of Subjects ≥ 15 Letter Gain In Near & < 5 Letter Loss In Distance  Source: VEGA-1 TLR Table 14.2.2.2 Percent of Subjects with >= 15 Letters of Improvement in Photopic DCNVA and < 5 Letters of Loss in Photopic Binocular BCDVA by Time Point (PP Population)  Phase 3 Approval Endpoint Confirmed Greater Efficacy of Combo over Components at Multiple Timepoints                                                            14%  14%  61%  61%  63%  33%  26%  42%  10%0%  20%  30%  40%  50%  60%  70%  0.5  1  2  Percent of Subjects (%)  Percent of Subjects with 15 Letter Improvement in DCNVA and < 5 Letter Loss in BCDVA Binocular    Placebo (n=43)      Time (Hours)Nyxol+LDP (n=43) Nyxol (n=30)    LDP (n=31)  p=<0.0001  p=0.03  p=0.0130%  p=0.008  p=0.00428%  p=0.06 39%   p=<0.0001  p=0.2  p=0.000920%  Statistics Compared to Nyxol+LDP arm Powered for comparison to placebo whereas comparison to component arms were designed to inform the Phase 3 sample size        VEGA-1 Phase 2 Trial      P    Even with a small sample size, combination arm provided statistically meaningful results at  30 min and 2 hours  vs. LDP and Nyxol  alone arms

                                                                                   30  Secondary Endpoint: Mean Pupil Diameter Over Time  Source: VEGA-1 TLR Table 14.2.12.1 Observed Values and Change from Baseline in Photopic Pupil Diameter by Time Point (PP Population)  4.3          4.5      4.4      4.3                  4.2      3.2      2.4      2.1      2.3      2.5      2.7      2.9      4.8      3.1      3.2      3.2      3.4          3.3      3.3      4.4      4.3      3.0      2.5      2.7      3.1      3.3      1.0  2.0  3.0  4.0  5.0  -1  0  1  2  3  4  5  6  Mean Pupil Diameter (mm)  Best Eye Mean Pupil Diameter  Time (Hours)Placebo (n=43) Nyxol+LDP (n=43) Nyxol (n=30) LDP (n=31)  *** 4.5  ***  ***  ******  ***  ***  **  ***  ***  **  *** 4.4  *** 4.4  *** 3.3***  *** 4.6  **  *** 3.6        Daily Evening Nyxol Dosing 12 hr minimum interval to Time 0    Baseline  ******    Nyxol+LDP arm  statistically significant compared to all arms  **p<0.01***p<0.0001        Achieved Pupil Size ~2mm in Nyxol+LDP Consistent with 3-line Improvement in Near VisionVEGA-1 Phase 2 Trial      P

Secondary Endpoint: Safety Findings

Nyxol + LDP Combination Was Well Tolerated with a Favorable Safety Profile

- No serious AEs, almost all AEs were mild
- **0% headaches or brow aches reported for Nyxol+LDP arm**
- **≤ 5% mild, transient conjunctival hyperemia AEs in Nyxol+LDP arm**
- **No change in distance vision for Nyxol + LDP arm**
  - **0% had ≤ 5 letter distance loss in photopic lighting**
  - **Only 5% distance loss in mesopic lighting**
- No change in IOP

Conjunctival Hyperemia CCLRU Scale


None (0)
Mild (+1)
Moderate (+2)
Severe (+3)

Nyxol + LDP and LDP alone
Only transient 0.5 point mean increase

Source: VEGA-1 Study Results (Safety Population, n=150); Only a single subject difference between mITT (n=148) and PP population (n=147)

31

Potential 'Best in Class' Presbyopia Drop

Nyxol+LDP Combination Data Outperforms in Efficacy, Safety, Durability and Onset

Nyxol's Potential Differentiated Solution

Product Attributes*	Nyxol+LDP compared to VUITY™
Efficacy (all time-points)	✓+
Safety: Maintain Distance Vision (especially at night)	✓+
Safety: Tolerability (no headaches)	✓+
Durability (at least 6 hours)	✓+
Fast Onset (within 30 mins)	✓+
Convenience (daily drops)	✓
Tunable Pupil Modulation	✓+

ASCRS (July 2021) Abstract# 76645 (Phase 2) and 74336 (Phase 3) and VUITY™ Label

✓+ - Indicates better compared to Vuity

✓ - Indicates comparable to Allergan/AbbVie based on Phase 3 BID dosing (NCT04983589)

32

Ocuphire PHARMA

Presbyopia Eye Drops Competitive Landscape

Validation of Pupil Modulating Drops Achieving Pin-Hole Effect & Efficacy, Many with Pilocarpine



Pupil modulation MOA
Soften lens MOA
Combination drugs
*act on sphincter and ciliary muscles in dose-dependent manner
Other Cholinergic Agonists*
Visus (Brimochol®; brimonidine + carbachol)
Lenz (PRX-100; aceclidine)
Novartis (EV-06)
Orasis (CSF-1; Low dose pilo)
NDA
Allergan (VUITY™; 1.25% pilo)
Ocuphire (0.75% Nyxol + 0.4% pilo)
Cholinergic Agonist* (pilocarpine)
Eyenovia (MicroLine; 1 or 2% pilo)
Phase 3
Phase 2
Phase 1
Alpha Antagonist & pilocarpine*

Next Steps: Advance into Phase 3 Presbyopia Registration Trials in 1H 2022 Towards a Potential NDA Filing in 2023

Ocuphire is differentiated by using both the dilator and sphincter muscles moderately to reach a pin-hole pupil size

33

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

Ocuphire PHARMA

 34        Nyxol®  Phentolamine Mesylate      NVD    P  Presbyopia      RM  Night Vision Disturbances  Reversal of Mydriasis    0.4%    +

Night Vision Disturbances (NVD) – Chronic Opportunity

NVD

Imperfections in the Eye Affect Night Vision in Millions

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos, starbursts, and glare that impair vision
- The imperfections may be caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially with age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures

"I'm no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts."

Post-LASIK, Age 42

No Currently Approved Therapies



Moderate-to-Severe NVDs	US Patients
Night Myopia	10.8M
Cortical Cataracts	4.1M
Post-LASIK	500k
Post-IOL Implant	300k
Total	~16M

35

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

Night Vision Disturbances (NVD) – Chronic Opportunity

NVD

Peripheral Optical Imperfections Allowing Pupil Modulation as a Solution

Nyxol's Potential Differentiated Solution

- **Moderate Decrease in Pupil Size** for scattered light gets blocked by the iris
- **Clinical Effect** to potentially improve low contrast night vision as seen in trials
- **Tolerable** with a minimal side effect profile
- **Convenient and Durable** with chronic once-daily evening dose

> *"Once there is a drug and a category, that's when they start looking for the disease."*
>
> *Physician KOL*



Before

After

Seeking Treatment Findings	
Patients willing to try a new eye drop treatment	67%
Patients avoiding driving at night	25%

Ocuphire PHARMA

36

NVD

NVD LYNX-1 Phase 3 Registration Design

Ongoing Randomized, Double-Masked, Placebo-Controlled Two-Week Trial



LYNX-1
20 US sites
~160 patients with NVD
Eligibility Screening
1:1
Randomization
0.75% Nyxol
daily evening dose (14 days)
Placebo
daily evening dose (14 days)

Phase 3 Initiated in Late 4Q20

Top Line Expected Early 2022

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)

Secondary (Days 8 & 15):

- Pupil diameter
- Visual acuity measures (distance and near)
- Safety and tolerability (redness)

Ocuphire PHARMA

37

 38                                  -0.07-2%  -0.05-0.5%  -0.11-1%        -0.99-20%  -1.00-21%  -0.88-19%  -1.4  -1.2  -1  -0.8  -0.6  -0.4  -0.2  0  0.2  Day 8  Day 15  Day 16  Pupil Diameter Change from Baseline ANCOVA (mm and %)    Placebo (n = 20)        14-day Daily Evening Dosing, Last Dose on Day 14        ORION-1 Phase 2 Trial  Nyxol Demonstrated Clinical Effect in NVDKey Endpoints Observed in Multiple Phase 2 Trials  Source: NYXG-201  Durable > 24-hour Pupil Modulation EffectPupil Diameter Change from Baseline in Mesopic Conditions (Study Eye)Baseline Pupil Diameter: Placebo 4.6mm, Nyxol 4.7mm                Percent of Subject Eyes    NYX-SNV Phase 2 Trial          Improved Low Contrast Distance Visual Acuity*% of Eyes with Mesopic Low Contrast Visual Acuity Improvement80% p=0.02969% Placebo n=16Nyxol n=3260%p=0.0440% 34%31% p=0.1619%20%6%0%0%≥ 1 line ≥ 2 lines ≥ 3 linesSource NYX-SNV        *NYX-SNV trial was small and not designed for a statistical 3-line improvement in low-contrast visual acuity; the ~20% effect was used for powering and sizing of Phase 3 trial  p = 0.0002  1% Nyxol (n = 19)p = 0.0001  p = 0.0004      NVD

 39        APX3330  APX3330      DR Diabetic Retinopathy      DME Diabetic Macular Edema      wAMD    Wet Age-Related Macular Degeneration

Diabetic Retinopathy & Macular Edema

DR
DME

Non-Injectable Alternative Therapies are Needed For Earlier Stages of Disease

The Problem

- Diabetic retinopathy (DR) and diabetic macular edema (DME) are a leading cause of vision loss worldwide
- Diabetes damages small blood vessels within the eye causing leakage, oxygen starvation, and abnormal vessel growth
- **DR patients are not routinely treated with approved injectable anti-VEGF drugs**
  - DR progresses resulting in vision loss
- **Current treatment for DME are not satisfactory**
  - 25% non-responders
  - 50% partial responders to anti-VEGF drugs

Limited Retina Treatment Options for Diabetics

DR



DME



Large, Unmet Need in Diabetic Eye Diseases (US)	
DR	~7.7M Patients
DME	~750K Patients

40

Sources: Global Market Insights Report 2019-2025, Market Watch 2019 Report, Gene.com Retinal Diseases Fact Sheet

Ocuphire PHARMA

APX3330 History and Ref-1 Inhibition Mechanism

DR

DME

Ref-1 Involved in Multiple Key Pathways that Contribute to Diabetic Retinopathy and DME

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine
- **APX3330 is a small molecule oral drug** candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Inflammation
Ref-1
APX3330
Ref-1
NF-κB
HIF-1α
TNF-α
Chemokines
VEGF
(Signaling
Cascade)
Other Growth
Factors
(Signaling
Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

41

Logsdon et al (2018), Li et al (2014).

Ocuphire PHARMA

APX3330 Down-Regulates VEGF Protein and Anti-Inflammatory Cytokines

DR

DME

In Vivo and In Vitro Evidence of APX Dual Pathway Mechanism of Action

APX3330 Reduces VEGF Protein in the Brain of Preclinical Models


T1DM-MCAo
+APX3330
VEGF
0.1mm
VEGF
*p<0.05
n=7/group
% Positive area (+SE)
2.6
1.3
0.0
*
T1DM-MCAo
+APX3330

- Treatment of APX3330 (10mg/kg, oral gavage) in rats with type 1 diabetes and induced stroke shows a **significant decrease of VEGF signaling**.
- Increased VEGF is a hallmark of uncontrolled neovascularization and inflammation in diabetic retinopathies; current approved treatments successfully decrease VEGF levels in the eye.

APX3330 Reduces Pro-inflammatory Cytokines in Murine Cell Lines Involved in Macular Degeneration


TNF-α
IL-6
μg/mL
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 μg/mL)
-
+
+
+
+

- In vitro APX3330 suppresses pro-inflammatory cytokines in LPS stimulated murine macrophage cell lines **known to be involved in macular degeneration:**
  - TNF-α is a potent cytokine that enhances secretion of VEGF-A and VEGF-B by human choroidal fibroblast cells. J Cell Physiol. 2011
  - Genetic ablation of IL-6 led to significant suppression of AMD (murine CNV model). Am J Pathol. 2007

Tao Yan *et al.* APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315

42

Ocuphire PHARMA

Preclinical Data: Oral APX3330 Blocks Neovascularization

DR
DME

Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data

L-CNV Mouse Retina Model

APX3330

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg oral gavage



Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT Lesion Volume
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Lesion Volume (µm³)
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

L-CNV Mouse Retina Model

EYLEA



(a)
Vehicle
Anti-VEGF164
Day 7
GCL
ONL
RPE
(c)
Day 14
-44%
1.2×10⁷
9.0×10⁶
6.0×10⁶
3.0×10⁶
0.0
CNV lesion volume (µm³)
Vehicle
Anti-VEGF164

-Silva et al. Oral APX3330 treatment reduces L-CNV lesions in preclinical mouse model and confirms Phase 2 DR/DME clinical dose with sufficient distribution to human retina using PBPK modeling. Presented at the ARVO 2021 Annual Meeting
- Published data on EYLEA

43

Ocuphire PHARMA

Phase 1/2 Clinical Trials: PK Data Supporting the ZETA-1 Trial

DR

DME

APX3330 is Bioavailable and Reaches the Retina via Oral Administration

Does oral administration of APX3330 reach the retina in sufficient concentration?

Mouse

25 mg/kg APX3330 oral gavage measured in mouse retina[1]

Rat

10 mg/kg APX3330 oral gavage measured in rat eye[2]

Human

300 mg BID (600 mg/day total)

Established PBPK model predicts APX3330 reaches sufficient human retinal concentrations[3]

Phase 1 PK Clinical Data

Human Drug Exposure Multiple Times Higher than Mouse Efficacious Levels

Human Pharmacokinetics of APX3330 at 120 mg/day


75
50
25
0
Total quinone (µg/mL)
0
60
120
180
240
300
360
Time After Initial Dose (hours)
40 µg/ml
Human 120 mg/day
2 µg/ml
Mice 25 mg/kg

Source: Eisai/Apexian Human PK data

1. Apexian preclinical data
2. Eisai preclinical data
3. Silva et al. Oral APX3330 treatment reduces L-CNV lesions in preclinical mouse model and confirms Phase 2 DR/DME clinical dose with sufficient distribution to human retina using PBPK modeling. Presented at the ARVO 2021 Annual Meeting

44

Ocuphire PHARMA

DR

DME

APX3330 Product Candidate Profile for Multiple Retinal Indications

First-in-Class Ref-1 Inhibitor with Favorable Human Safety Data for Retinal Indications

APX3330: Well-tolerated Oral Dose up to 600mg/day

Expected Efficacy Data

Improving Eye Health in Diabetics

↓ Inflammation

↓ Abnormal Angiogenesis

Enhance Compliance & Exposure

Oral pill may reduce the burden of frequent anti-VEGF injections

Safety Data

Few Systemic Adverse Effects

- < 5% Mild Gastrointestinal (diarrhea)
- < 5% Mild Skin Rash (reversible)
- Lack of Significant Acute Neurologic, Cardiovascular, Liver, or Pulmonary toxicity

No Ocular Effects

- No observed ocular AEs

Twice a day dosing of APX3330 being developed to provide steady state effectiveness with a tolerable chronic safety profile

45

Ocuphire PHARMA

DR/DME ZETA-1 Phase 2b Design

DR
DME

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar to Eylea Pivotal P3 DR Trial)

ZETA-1

20 US sites

~100 patients with moderate-to-severe NPDR and mild PDR

1:1

APX3330 600mg

Twice daily oral dose (24 weeks)

Placebo

Twice daily oral dose (24 weeks)

Eligibility Screening

Randomization

Phase 2b Start Initiated in April 2021

Top Line Expected in 2H22

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- DRSS change at week 12
- Rescue subjects
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)

46

Ocuphire PHARMA

Innovative Approach for Retinal Diseases with APX Platform

DR

DME

APX3330 May Treat Patients Across the Spectrum of Retinal Diseases

Potential Differentiated Solution

- **Potential First Oral Rx for Retina Diseases**
  - First-line earlier intervention for the diabetic eye
  - Add-on therapy to current anti-VEGF treatments
- **Proven Novel Mechanism**
  - May decrease both inflammation and angiogenesis
- **Convenient Daily Regiment**
- **Favorable Oral Safety Profile**
  - As seen in 11 completed Phase 1 and Phase 2 clinical trials
- **Improve Patient Compliance**
  - Potentially alleviate the frequent burden of injections

DR

DME

Wet AMD

Dry AMD

RVO

GA


APX3330

Current anti-VEGF treatments



APX2009
APX2014
APX3330
(Local Delivery)

47

Ocuphire PHARMA

 48    Boards and Milestones

Ocuphire's World-Class Medical Advisory Board

Fortunate for the Insights of Leading KOLs & Drug Candidate Co-Founders



eICON Medical

Eliot Lazar, MD
Georgetown University



LasikPlus



Gerald Horn, MD
University of Illinois
Co-Founder Ocularis/Nyxol
Past MAB Member



INDIANA UNIVERSITY
MELVIN AND BREN SIMON CANCER CENTER

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



Cleveland Clinic
Cole Eye Institute

Peter Kaiser, MD
Harvard Medical School



PeposeVision Institute

Jay Pepose, MD, PhD
UCLA



MINNESOTA EYE CONSULTANTS

Richard Lindstrom, MD
University of Minnesota



KENTUCKY EYE INSTITUTE

Paul Karpecki, OD
Indiana University



Retina-Vitreous Associates Medical Group

David Boyer, MD
Chicago Medical School



CEI
Cincinnati Eye Institute

Ed Holland, MD
Loyola University Chicago



OCLI
Setting The Standard In Eye Care

Marguerite McDonald, MD
Columbia University



EYE CARE
ASSOCIATES OF NEVADA

Douglas Devries, OD
University of Nevada



RETINA
CONSULTANTS OF AMERICA

David Brown, MD
Baylor University



MINNESOTA EYE CONSULTANTS

Thomas Samuelson, MD
University of Minnesota



ChuVision Institute

Y. Ralph Chu, MD
Northwestern University



Duke Eye Center

Michael Allingham, MD, PhD
University of North Carolina



Ophthalmic Consultants of Boston
Excellence in Eye Care

Jeffrey Heier, MD
Boston University

Ocuphire Pharma

49

Ocuphire Board of Directors

Seasoned Directors with Decades of Drug Development, M&A/Financings, and Ophthalmology



Cam Gallagher, MBA
Chair, Board Director

University of San Diego
VELOSBIO
zentalis
ONCTERNAL therapeutics
RetroSense THERAPEUTICS



Mina Sooch, MBA
Vice-Chair, Board Director
President & CEO

HARVARD BUSINESS SCHOOL
Gemphire Therapeutics
Apjohn Ventures
MONITOR
ProNAi



James Manuso, PhD/MBA
Board Director

Columbia Business School
astex pharmaceuticals
Talfinium Investments, Inc.
GALENICA



Sean Ainsworth, MBA
Lead Independent Director,
Board Director

Washington University in St. Louis
Olin Business School
Allergan
IMMUSOFT
RetroSense THERAPEUTICS



Richard Rodgers, MBA
Board Director

CARLSON SCHOOL OF MANAGEMENT
UNIVERSITY OF MINNESOTA
TESARO
Abraxis BioScience
MGI PHARMA



Jay Pepose, MD, PhD
Board Director

UCLA
David Geffen School of Medicine
Pepose Vision Institute
Wilmer Eye Institute
Washington University in St. Louis



Susan Benton, MBA
Board Director

USF MUMA College of Business
Théa let's open our eyes
Shire
BAUSCH + LOMB

Ocuphire PHARMA

50

2021 to 2022 Ocuphire Cadence of Milestones

Multiple Data Catalysts On Path To NDA(s)

2021

- ✓ Report Positive Phase 3 Data for RM (MIRA-2)
- ✓ Report Positive Phase 2 Data for Presbyopia (VEGA-1)
- ✓ New Patent Claims for Presbyopia
- ✓ ASCRS 2021 Presentation for MIRA-2 & VEGA-1
- ✓ Manufacture 3xRegistration Batches for Nyxol Blow-Fill-Seal (BFS) Eye Drops
- Initiate 2nd Phase 3 RM and Pediatric RM trial

2022

Early 2022

- Report Phase 3 Data for NVD
- Report 2nd Phase 3 Data for RM
- Report Pediatric Data in RM

- Submit Nyxol NDA for RM
- Report Phase 2 Data for DR/DME
- Initiate Two Phase 3 Presbyopia Trials
- Initiate Phase 3 Chronic Safety Trial

Ongoing Partnering Discussions with Leading Ophthalmic Companies (including European and Asian Players)

Ocuphire PHARMA

51

Recent FDA Ophthalmology Drug Approvals

FDA Record Number of Drugs Approved for Front and Back of the Eye in 2021

Company	Drug	Indication	Date	Status
Santen	Cyclosporine Topical Opthalmic Emulision	Severe Vernal Keratoconjunctivits	June 2021	New Product Approval
Oyster Point Pharma	OC-01 Nasal Spray	Dry Eye Disease	October 2021	New Product Approval
Ocular Therapeutix	Dextenz™	Ocular Itching Associated with Allergic Conjunctivitis	October 2021	sNDA Approved
Bausch Health / Clearside Biomedical	Xipere™	Macular Edema associated with Uveitis	October 2021	New Product Approval
	MydCombi™	Fixed combination mydriatic microdose system	October 2021	CRL, now drug/device classifcaiton
	Susvimo™	Wet-AMD	October 2021	New Product Approval
	Vuity ™	Presbyopia	October 2021 (10-29-21)	Approved Two months in advance

Source: Company websites, 2020 10K annual reports, Q2 2021 quarterly reports

52

Ocuphire Pharma

 53  OCUP – Market SnapshotSufficient Cash Runway Through 2022  Source: FactSet  Ticker  OCUP    Price  $4.02  Close on 11-1-21  Market Cap  ~$70 M  As of 11-1-21  Common Shares Outstanding  17.3 M  As of 9-30-21  Cash  $22.2 M  As of 9-30-21  Cash Runway  Sufficient through 2022  Guidance as of 9-30-21  Average Daily Volume  ~200 K  As of 11-1-21  Short Interest  ~445K; <3% of Float  As of 11-1-21  Research Analyst - Institutional Coverage on OCUP    James Molloy  Alliance Global Partners  John Newman  Canaccord Genuity  Kristen Kluska  Cantor Fitzgerald  Prakhar Agrawal  Jones Trading

     Restore Vision & Clarity  www.ocuphire.com ir@ocuphire.com

 55    Appendix

NVD Endpoint: 5% Low Contrast Visual Acuity (LCVA) Chart

FDA Accepted Endpoint for Contrast Sensitivity Assessment

Primary Endpoint of Nyxol LYNX-1 Trial

Percent of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity

(7 days)


Before Treatment*
3 Lines Improvement Illustration
O R Z S K
C Z H K S
V R N D O
D H O S Z
N D V K O
H N K C D
K S V R H
R H S O N
H V O R K
Z K D V C
K C R N H

** Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/100 or worse*

56
Precision Vision

Ocuphire PHARMA

DR/DME Endpoint: Diabetic Retinopathy Severity Scale (DRSS)

FDA Accepted Endpoint for DR (EYLEA® in PANORAMA Pivotal Trial)

Primary Endpoint of APX3330 ZETA-1 Trial

Percent of patients with a ≥ 2 step improvement on the DRSS score at week 24

Patients included in the ZETA-1 Trial

DRSS Score	1 (10)	2 (20)	3 (35)	4 (43)	5, 6 (47, 53)	7 – 13 (60, 61, 65, 71, 75, 85, 90)
Description	DR Absent	Micro-aneurysm only	Mild NPDR	Moderate NPDR	Moderately Severe NPDR	PDR – Mild, Moderate, and Severe
Retinal Image	 Healthy blood vessels with no bulges	 Small bulges in blood vessel walls as well as other signs in the retina	 More changes in the blood vessels in the retina and small spots of blood can become more visible	 More blood vessels in larger areas of the retina show changes	 Many of the blood vessels in the retina show visible changes	 Increased growth of new, damaged blood vessels

A 13-point Scale Outlining the Various Stages of Diabetic Retinopathy

Ocuphire PHARMA

57 EYLEA Product Pamphlet ®